UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/12

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2012

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

February 13, 2013

Dear Fellow Shareholder:

We are pleased to present the Annual Report of the Investment Partners Opportunities Fund, (the “Fund”), for the year ended December 31, 2012. The Fund, which began operations in Mid-January 2010, has long-term capital appreciation as its primary objective and income as a secondary objective.

ECONOMIC BACKDROP AND PORTFOLIO PERFORMANCE

The Fund’s annualized return based on net asset value (“NAV”) was -1.11 % since inception. The S&P 500 Total Return Index annualized return % during the same period was 10.31%. The Fund’s return for 2012 might have been considerably higher if we were not as reluctant in deploying cash throughout the year and had we not invested over 20% in the Energy and Mining Sectors.

The performance data quoted here represents past performance.  Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until April 30, 2013, to ensure that the net annual fund operating expenses will not exceed 2.75% for Investment Partners Opportunities Fund Class A, subject to possible recoupment from the Fund in future years. Without these waivers, the total annual operating expenses would be 3.85%. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-866-390-0440.

The Year in Review

For most of 2012, the Fund maintained higher than normal cash and equivalents in Treasury funds denominated in U.S. dollars because Fund management felt that Federal Reserve and other central bank interventions in markets could potentially result in higher interest rates and a dramatic dampening effect on the US economy. Historically, markets tend to anticipate the inflationary effects of liberal aggressive money printing. What we failed to realize was the extent to which governments would go to preserve the status quo in a Presidential election year. Our greatest mistake was confusing an imminent reaction with an inevitable one.

We believe that global economies function best when there is confidence, trust, sound banking fundamentals, discipline and truth. You should expect that in the absence of any of these qualities markets would be downward trending and volatile, in short they would act logically - not so in 2012, except in isolated instances.

Hence our performance in 2012 was affected by logical thinking in an illogical world.

We failed to recognize the power of the Federal Reserve’s resolve to fight deflation at any cost. The big surprise in 2012 was that the U.S. equity markets did well, particularly in the fourth quarter after the election that resulted in the continuance of a divided government.

Economic theory in 2012 also clashed with US fiscal policy where trillion dollar deficits have become the norm. While the year started out mixed, it became obvious that Congress had little intent to deal with the run-away costs of entitlements, nor to instill discipline to control spending. Instead, the debate centered on health care legislation and revenues from imposing higher taxes on the rich.

In a way 2012 was the mirror image of 2011.  S&P earnings growth in 2011 was up double digits while the S&P Total Return Index annualized return was 2.11%. In 2012 S&P earnings growth was anemic, in the low single digits, while the S&P 500 Total Return Index returned 16.00%.

This performance was in sharp contrast to the rest of the developed world. Europe’s fragility particularly in the banking systems of southern European countries, such as Portugal, Spain, Greece and Italy was at the breaking point. Many of these countries have run up sovereign debts greater than their gross domestic products. Unwinding these debts and becoming more austere is a bitter pill to swallow politically and economically. The result in Europe is recession. While intervention led by Germany and the European Central Bank has defended the Euro for the time being, we do not believe Europe’s problems are going away any time soon.

Asian fixed income markets, on the other hand, strengthened during the year while growth slowed across much of Asia. Most Asian currencies appreciated against the US dollar, with the exception of the Japanese yen.

The developing world outside of Asia saw a mixed picture. Brazil and Mexico in particular appear to have substantial growth potential and are producing positive asset flows to many of their equity securities.

Looking back at 2012 there were some bright signs: one in particular was the housing sector. The Home Price Indicator increased by some 9% on average. Corporate earnings continued to grow as a result of cost-cutting measures and productivity gains. Global expansion continued albeit at a slower pace. U.S. inflation was modest and the private sector continued to deleverage.

Public sector debt on the other hand continued nearly unabated and today shows no signs of being reined in anytime soon.

In 2012, not only did we re-elect an incumbent President but we sent back many to Congress in spite of less than a 10% approval rating for Congress as a whole. The Euro held together, the Mid-East experienced revolution, China slowed its rate of growth, and through it all the globe kept spinning on its axis in spite of the warnings of the Mayans that the World would end on December 21, 2012.

One year ago we wrote that a deflation-ridden financial world is both fragile and unhealthy. Strong nations in the European Union are asked to rescue the weak members. Most assuredly, they would not do so unless they learned that their banks, with a weakened immune system, have caught the same disease and that if left unattended would produce more contagion. So what is the recommended treatment? Starve the fever with localized austerity measures and/or feed the cold by flooding the system with more debt?

Central bankers have bought into the same measures used by the Federal Reserve.

We ask ourselves, “Why are central banks creating an environment where greater risk taking is encouraged?” They believe that by creating an accommodative low interest environment they can beat back deflation. They pretend that somehow their financial institutions are immune to contagion, for after all, we have the vaccine of fiat money printing.

The Fed claims this has worked for us, so far, so why shouldn’t it work for Europe? In the meantime, if they can keep interest rates at historic lows for a prolonged period, they hope to buy time until the banks in the U.S. and Europe recover. While many see this as a liquidity driven crisis, we see it as capital insufficiency in the banks, hence an issue of solvency. We think it is folly to think that you can repair overleveraged, under-achieving nations by letting them borrow more.

Given the importance and significance of Europe to the rest of the world, we felt it was only prudent to stay focused on reducing portfolio risk in the short-term, while seeking longer term opportunities elsewhere based on our value orientation.

In other parts of the world, not surprisingly, money creation out of thin air here and in Europe leads to inflation in emerging nations, particularly those in Asia, notably China, as well as Brazil and Russia. Each is dealing with inflation in different ways – credit has become tight, trade restrictions have been imposed on imports, and capital controls in some places have been legislated.

Now as 2013 begins, many thorny issues need to be confronted:  Intentionally delaying any decision on the fiscal cliff, deferring the decision on the debt ceiling, pushing-off automatic spending cuts known as the sequester, planning the effects of enacting the continuing resolution and budget cuts are just a few of the domestic challenges.

Internationally to name just a few: Winding down two wars, Afghanistan and Iraq, constraining Iran’s nuclear build-up, measuring the seriousness of China’s hostility toward Japan and the volatile uprisings in Northern Africa, dealing with Egyptian and Mideast turmoil and the aforementioned fragility in Europe.

PORTFOLIO OVERVIEW

Throughout 2012, we remained skeptical that accommodative monetary policy would counteract deflationary forces and increase employment without creating asset inflation better known as an asset bubble. With the expenditure of over $3.0 trillion you should expect some cyclical recovery. Indeed the GDP has grown by roughly 1.5% annually, far less than was expected.  It now takes about $20 of new debt to create $1 of GDP putting the US in the unenviable position of having a debt to GDP ratio in excess of 100%.  Fed action did little to counteract the effects of fiscal deficits, much of which results from structural problems. When you create new debt to add to old debt at a faster rate than the growth in GDP, theorists tell us that there should be acceleration in economic output until the outstanding debt exceeds the GDP. In the U.S., we have reached debt equal to the annual GDP. At best, the real GDP growth will remain tepid and unemployment stubbornly high.

With that in mind, we invested in a diversified way with what we believed represented a margin of safety. For value investors, seeking long-term capital gains, 2012 was not particularly rewarding. While income remains a secondary objective, we spent significant effort looking for dividends and other forms of income in 2012. U.S. bond investments, thanks to the Fed’s low-interest-rate policy became, for all practical purposes, a virtually un-investible asset class. The challenge in allocating assets was to choose between a risk asset purchased at an extended price and the safety of a 10-year Treasury bill. High yielding bonds and equities became the preferred asset classes by default.

Our goal is to find equity assets that are unfairly valued. The price we pay for an investment is very relevant. It is one thing to say that the market is fairly valued but for most value investors that is not enough. When an investment is too high in a fairly valued market the attractiveness of the opportunity is often too low.

The only strategy that makes sense would be to find equities that have part of the expected total return come from cash flow that benefits patient holders with dividends and to a lesser extent share buybacks. Large mature multinational companies with dividend yields higher than the yield on a 10-year U.S. Treasury and higher than the prevailing inflation rate will continue as our hunting grounds in 2013 and we suspect it will also be in 2014.

Here are some of the risks associated with not staying with this strategy:

•

Settling for relative valuations and justifying the decision to invest based on comparisons with other companies, rationalizing an investment in a company with above average yield where weak fundamentals and/or balance sheet issues exist.

•

Using contrarian investing to justify placing less dependence on the margin of safety

•

Not recognizing that dividend policy is set by a Board of Directors and can be changed abruptly.

We can counter some of these risks by rotating out of companies whose dividend yields decline, hopefully because their share prices have moved up, and using the sale proceeds to buy similar securities of equal quality with potentially higher yields.

In an attempt to achieve greater returns, we focus on companies in the portfolio where we can extract premium income from an option strategy where we sell call options on the underlying securities. We believe this process of “optionality” provides an attractive risk-reward opportunity.

PORTFOLIO ALLOCATION

At year end, our assets were positioned to reflect our beliefs that we need a balanced diversified portfolio while the U.S. continues to show all the indications that we have significant risks in a fragile economic system with escalating debt and structural imbalances. Global monetary authorities who intentionally debase their currencies, robbing savers and investors, accompanied by fiscally irresponsible government policies, aided and abetted by the actions of Wall Street bankers, is hardly a model for sustainable success.

Our approximate allocation as a percentage of net assets was as follows:

•

Diversified Common and Preferred Equities - 69.0%

•

Investment Companies including ETFs - 26.0%

•

Cash and Cash Equivalents - 4.7%

•

Alternative Asset Classes including Options  - 0.3%

While we ended the year with 4.7 % in cash and equivalents as a percentage of net assets our cash and equivalent allocation was over 20% on average throughout 2012. In retrospect cash holdings weighed down our overall performance. The tactical allocation to cash served us well for the first half of 2012, dampening volatility. However, after the Federal Reserve enacted Quantitative Easing 3 the markets responded, sensing that the Fed would have the back of equity investors. In response, we applied about 10% of the Fund’s total assets keeping the remainder as dry powder in an attempt to offset risk with the intent to utilize it when opportunities present themselves.

We also anticipated that the market would be far more volatile than it turned out to be. We do not share Wall Street’s conventional belief that the global economy has recovered sufficiently to justify the price level of equities generally, particularly in the developed world (U.S. and Europe). As value investors, we maintain a cautious posture. We continue to emphasize tactical allocation to cash in spite of the lack of yield as a means to mitigate risk. During the year, we noted a need for caution during this heightened period of uncertainty. While we researched and analyzed numerous candidates for inclusion in the Fund, we did find some that had the attributes that we believe represent long-range value at acceptable prices, particularly in the depressed natural gas energy sector. In time we may be rewarded by these investments.

In the second half of 2012, we found comfort in securities that produced earnings from mining, precious metals, exploration and production of oil and natural gas, forest products, and paper.  We also focused on some well-known large capitalization companies whose shares were out of favor and some with dividend yields higher than long-term U.S. Treasuries. We also sought out companies that provide unique products or services with healthy balance sheets that, with expected earnings improvement, could appreciate. Investments in a few closed-end funds selling at discounts to their net asset values gave the portfolio diversification, both by sector and geography. Not surprisingly, there was also a yield component, which helped our overall net asset performance. While income is a secondary objective of the Fund, there is much to say about getting paid by the companies we have chosen, while we wait.

PORTFOLIO DISTRIBUTION

The Fund was able to pay a distribution from a combination of dividends and income, realized gains and option writing transactions. The Fund paid a $0.0965/share distribution on December 20, 2012 to shareholders of record on December 19, 2012. The cumulative distributions since inception three years ago totaled $0.7597/share. We attempt to neutralize the tax impact of our distributions to you by offsetting realized gains whenever practical.

MARKET REVIEW

There is one lesson that value style investment managers learn early on, that is, PATIENCE.

Once again during 2012 we approached investing with caution while our patience was tested.

We continued to believe that investors would behave rationally. We believed that interest rates on Treasuries would rise as the economy improved, existing bonds would lose principal value as the yield curve steepened and equities would only perform relatively well, if the nation dealt with its structural issues. As the months went on, the growing consensus was that the cyclical recovery was tepid at best. The fiscal situation worsened. None of that seemed to matter.

What did matter is the age-old slogan, “DON’T FIGHT THE FED.”

There are seven reasons in our opinion why the Fed has the urge to print:

•

Too much Deflation

•

Perceived lack of Inflation

•

Unemployment too high

•

Stock market too low

•

Gratitude of incumbent politicians

•

Inspire confidence

•

Avoid criticism

There is a feeling that doing nothing will make them look neglectful, hence stupid. In the background is confidence that this experiment in Keynesian economics on steroids will hopefully work.

The yet unanswered question if all this money printing doesn’t work is: what is next?

Unwinding the Federal Reserve’s balance sheet could result in decades of higher interest rates and substandard growth.

Fighting deflationary forces has remained the primary focus of the Federal Reserve and the Treasury as they attempted to get the banks to lend, for businesses to invest and consumers to spend. This in itself would reduce unemployment. What they miscalculated is the time it would take to deleverage the massive debts of the past forty years. It takes time and weighs on the pace of economic recovery. Instead of a normal recovery, the Federal Reserve announced asset purchases in an effort to maintain short-term interest rates at effectively zero, while bringing down longer term rates. This intended to prop up the Real Estate sector where values remained depressed. Unemployment remains stubbornly high, industrial capacity underutilized and demand suppressed.

Once the Fed hinted that a near zero interest rate policy would go on through at least 2015 or until the unemployment rate was lowered to 6.5%, the equity markets got the signal that the risk on trade would be rewarding and we were and are off to the races. The era of the New Normal is really a visit to the old normal, which results in stock market speculation. The feeling is the stock market is the place to be. The Federal Reserve has your back – you need not know much more.

2012 was the year of large capitalization dividend paying equities. There are still investors who having been burned before are reluctant to sell their bonds and buy stocks. They have observed what happened to investments in China, Brazil, and India, which have fallen substantially, to say nothing of the slide in European investments. Fortunately, when we saw how each sovereign nation was dealing with the problems common to them, we cut back on our commitment to the global scene.  While we believe that commitments to economies outside the U.S. will work out long-term, the short-term picture is still blurred by excess debt and leverage, inflation expectations, capital controls and strained financial resources.

ISSUES AND CHALLENGES FOR 2013-2014

Our central focus this year will be on the role of government and governance at all levels.

As we said a year ago, “More than any time in history mankind faces a crossroads.  Can government cut back on its spending habits without going back on its promises of better future lives for its citizens?

The Nation gave the president four more years to bring about sweeping changes without knowing the pace and extent of changes in entitlements, increased taxes and austerity. It is one thing to talk about debts and deficits, fiscal cliffs and health care reforms, it is quite another to understand what the combination of higher taxes and austerity will mean to each and every one of us.

Before we can plan our investment strategies we need to ask and answer the following questions.

Are we in a better place today than we were five years ago? As we approach the question we also need to ask whether we are in a better place than one year ago.

In 2007 the asset bubble in real estate was about to burst. Inflated over-valued leveraged assets nearly brought down the world’s financial system. It is now a commonly held belief that prompt, decisive, coordinated Federal Reserve and Treasury Department action in 2008 to create liquidity saved the banking system, avoiding a depression. This initial action did not produce a snap-back recovery much to the chagrin of the architects of stimulus. The public sector could not deleverage quickly. The banks with memories of past liberal lending practices refused to lend to anyone but those that didn’t need the loans. This recalcitrance forced the Federal Reserve to print more money lest the economy slip into a deep recession. When this didn’t work, they embarked on a plan to buy Treasury Debt and keep pace with newly created money, money that was not earned by the productive sector. Without these continual purchases of newly minted money, interest rates would have spiked and the situation would have been worse. Wall Street embraced these stimulus plans and rewarded risk takers. All this while Congress and the Obama administration failed to deal with massive fiscal imbalances, bringing the economy to the edge of economic and societal calamity.

That is where we are at the beginning of 2013. In our view, the stakes have never been higher and the risks more extreme. Equity investors are being encouraged to take these risks rather than keep their capital in no to low yielding government bills, bonds and notes.

So the answer to the question of whether we are better off than we were previously is “it depends who the ‘we’ are.” Answer: savers and conservative investors not really; speculators and equity investors yes.

U.S. stock markets have recovered most of the losses of the past five years. Those that rely on income from fixed investments, such as retirees, to fund their level of living are finding that their income is insufficient to keep up with inflationary costs and taxation. While Mr. Bernanke is considered a hero for many, to savers he is a villain who quietly is picking their pockets.

So the relevant question now is: Will we as investors be better off at the end of 2013 and in the future than we are today?

OUTLOOK AND STRATEGY

We see 2013 as the year when the continuation of accelerating debt and failed policies are met head-on with recognition for permanent structural reform. To delay this process would be a missed opportunity, making it harder for the nation to grow. Indeed, if we procrastinate, the current sluggish recovery will persist with ever increasing odds of stagflation, dampening the economy’s potential for sustainable growth.

In the first half of this year both political parties are being forced by the threat of previously legislated deadlines to come to their senses and come up with compromise solutions. There is the need to face the reality that revenues will need to be raised, debts consolidated and ongoing expenses reduced.  At the same time growth initiatives will need leadership to point to areas where resources can be devoted.  One such initiative is an enlightened energy policy that recognizes that the U.S. can become energy self-sufficient in this decade. With lower cost energy, the U.S. manufacturing base with all its employment opportunities could be re-established.

To achieve this objective government could set priorities and actually help this process through tax incentives.

It seems to anyone looking at this from afar that this is nothing more than common sense, a no-brainer so to speak.  If an enlightened energy policy were forthcoming the Fund’s core portfolio could do very well indeed.

We believe that the first half of 2013 can be characterized as a time of words; debt reduction, austerity and shared sacrifice, while the second half will produce specific actions to go with the words.

Just as “Don’t fight the Federal Reserve” has become part of Wall Street’s belief system, 2013 will start a new mantra “Get on the Right Side of Government Policy Initiatives.”

Certain sectors and companies should do very well where government directs their resources. In short, investment policy needs to recognize the old adage, “We are the government and are here to help you.” On the other hand, some of those industries and companies can expect to have their competitive positions eroded by government regulation, legislation and penalties. With less government interference, certain market sectors will do much better than others.

This is the lens through which we will gaze at each sector and investment candidate.

Economic Outlook

Over the first half of 2013 we are likely to see a divided government focus on the fiscal issues while the Federal Reserve contemplates whether to slow down their efforts to stimulate the economy. While the pace at which government attempts to deal with structural issues and exploding debt is stepped up it takes until the mid-second quarter of the year for the details of compromise to be finalized. Initial confidence in the markets is not fully restored because the focus is shifted to the anemic GDP growth.  This poor growth is caused by fiscal uncertainties,  including the effect on consumer spending. This leaves the Federal Reserve in a quandary and less flexible as it tries to reduce unemployment as part of its mandate.

While it is widely believed that the second half of 2013 will see better growth, GDP is still around 2% while the inflation rate exceeds 2 ½%, resulting in stagflation. The Federal Reserve continues its pursuit of a near zero rate interest policy with some modest improvement in the housing and auto sectors but the response is muted by more stringent requirements for bank lending and the enactment of  Dodd Frank legislation.

As ironic as this seems, as the movement away from fixed income investments begins to take hold, the U.S. stock market potentially may rise.

Outside the U.S., Europe stays mired in recession. Money printing by the ECB works for a while but lack of real austerity in peripheral countries weighs down any real recovery in 2013.

In Asia, China recovers somewhat as it struggles with creating a domestic consumer base in its middle class with less reliance on exports to sustain its growth. Japan goes through a de-facto devaluation of its currency in order to capture the leadership it once enjoyed in export markets.

Continued money printing by the world’s central banks if left unchecked produces a debt spiral and brings nations to their own inflation with the possibility of currency wars.

We also do not believe that the unemployment rate will decline gradually because the jobs that are available require skills that are not matched by the unemployed population nor are they available proximate to the labor pool.

The markets have less and less confidence in orchestrated central bank initiatives and, as a result, economies in the developed world may not grow at above historic trend. We tend to listen to the markets rather than political pundits and muddled thinking optimists. For the time being, we believe we will see a period where investor euphoria overtakes disillusionment. We expect for the time being to continue our cautious approach, because the economic and political environment lacks clarity and we still are skeptical that administrative leadership will put things right. While the areas of uncertainty have narrowed, we still favor a more balanced approach maintaining a portfolio with less volatility.

In the coming months, we believe that our strategy to focus on companies with strong balance sheets, above-average discretionary cash flows, and an ability to pay dividends in a yield-starved world will provide the impetus to attract capital as investors gradually gravitate from the supposed safety of low interest government bonds toward quality equities – particularly those in international markets. As such, we have identified and invested in a number of sectors that are indicative of our near and intermediate-term focus. Essentially, there are four principal areas and three central themes:

PRINCIPAL AREAS

•

Resource Rich Companies – Energy, Precious Metals and Hard Assets

•

Companies with Potential Yield for Downside Protection

•

Special Situations including leverage buy-out candidates

•

Option Writing and Ownership Candidates

CENTRAL THEMES

Because we believe that central banks will continue to print money and governments will continue to run deficits, we expect to make investments as follows:

•

Individual companies that should benefit from inflation

•

Companies with abundant cash flows that pay dividends and/or conduct share buybacks

•

Companies experiencing turn around which are selling at distressed prices using value investing criteria

Historically, certain areas have done well when currencies are being debased – precious metals, bullion backed trusts, and baskets of commodities. In the year ahead, we intend to build on these themes particularly in international businesses. We expect that natural resource assets will remain a focused concentration as well as technologically based manufacturing businesses and those involved in information technology and communications.

We believe that one of the great appeals of a small non-diversified fund is the flexibility for management to take advantage of opportunities that come about because of market misperceptions or become available due to company specific issues. We feel one advantage of our Fund is the ability to use time-tested valuation methodologies across the board in reviewing companies of all sizes in all industries no matter where they operate geographically and to determine values against a benchmark or standard. This process is useful not only in researching issues for inclusion in the portfolio, but to monitor already existing portfolio holdings.

ADVOCACY AND ACTIVISM

We are satisfied in the majority of our investments to be advocates and supportive outside passive minority holders of company securities where we feel management and the boards of directors are conscious of their duties to serve the needs of all investors and treat us fairly. As practitioners of value style investing, we often find that there is a need for realignment of shareholder and management interests. In many cases the market prices of certain investments appear cheap. Often they are cheap for a reason as when, for example, the price reflects practices and policies that are inconsistent with the needs of investors. This reason more than most any other is why some investments sell at discounts to their intrinsic worth.

As we’ve written about in the past, we are unsatisfied with “business as usual” attitudes or ones where managements’ interests appear to be misaligned with stockholders. For this reason, we expect to be involved in managing investments where activism is called for.  Over the past year we have participated in quarterly conference calls, attended the annual meetings, and asked tough pointed questions of the managements of a number of companies held in the Fund’s portfolio.  Here are three examples of activism in 2012.

This past year, the Fund’s adviser made a shareholder proposal (on behalf of a different fund) requesting that Rainmaker System’s Board of Directors immediately engage the services of a reputable investment banking firm to pursue a sale of the Company. While the shareholder proposal did not pass at the annual meeting, it did receive a positive vote by more than 20% of the outstanding shares, and approximately 40% of the shares which were actually voted on the proposal. Excluding management’s shares, we feel this represented a “no confidence vote” on the part of the outside minority investors. As such, we believe that our activism effort has caught the attention of Rainmaker’s Board of Directors and, at least in part, led to a number of substantial recent changes at the Company, which hopefully will result in increased shareholder value.  Specifically, the company has hired a new CEO and CFO, and added some new individuals to Rainmaker Systems’ Board.  We are hoping that 2013 will be a year of marked improvement for the Company.

Additionally, we have been monitoring the turn-around efforts at life-insurance informatics company, Hooper Holmes, Inc.  As we’ve expressed in numerous conversations with management on earnings conference calls, at annual meetings of shareholders, and in other in-person dialogues, we have generally taken the stance of being patient, supportive, outside minority investors in Hooper Holmes.  On the company’s Q4 2011 earnings call we highlighted the need for Hooper Holmes to explore a “Plan B” (i.e., a sale of the company or other such transaction) in the event the Company was unable to return to profitability by Q3 2012.  We are hopeful that Hooper Holmes can indeed turn the corner sooner rather than later.  To us, it appears that the Company may require further hands on deck at the board level to help right the ship and return to sustained profitability.  We view 2013 as a watershed year for the Company, and feel that it is time for management and the board to demonstrate concretely that they can deliver on their promises.

Finally, as a fiduciary on behalf of all clients managed by the Fund’s adviser, we filed a 13D in October of 2012 indicating that our clients are beneficial owners of more than 5% of natural-gas and oil MLP, Constellation Energy Partners LLC.  In our opinion, the company is a deep-value play on natural gas fields – primarily in the Black Warrior basin in Alabama, and the Cherokee Basin in Oklahoma.  In our filings we have attached letters to Constellation Energy Partners’ Board pointing out a number of areas that, in our opinion, require immediate attention to unlock value for investors.  Those letters were followed up with an in-person meeting with the Board of Directors and attendance at the annual meeting in Houston.  We are hopeful that our message has been received and that the Board and management will take steps to maximize value and/or resume payment of cash distributions to investors.

As always, we are currently evaluating other activism opportunities for securities held in the Fund, which we hope will produce enhanced value for our investors. When we are unsatisfied with “business as usual” attitudes or ones where managements’ interests appear to be misaligned with stockholders, we choose to become vocal agents of change.  For this reason, managing investments calls for us to become activists on your behalf. We do not choose investments to pick a fight nor do we flee if we believe that our rights are being trampled underfoot.

We urge you to go to the Fund’s website www.investmentpartnersfunds.com and Investment Partners Asset Management’s website www.investmentpartners.com to follow our advocacy and activist efforts.

As always we look forward to demonstrating how we redefine value investing in the months ahead and encourage you to call on us to discuss the Fund.

Sincerely,

Frank J. Abella, Jr.

Frank (“Jay”) Abella, III

Gregg Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

0457-NLD-2/13/2013

Investment Partners Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2012

The Fund's performance figures* for the year ended December 31, 2012, compared to its benchmark:
			Cumulative	Annualized
	Six Months	One Year	Since Inception **	Since Inception **
Investment Partners Opportunities Fund - Class A	(1.57)%	(2.53)%	(3.25)%	(1.11)%
Investment Partners Opportunities Fund - Class A with load	(7.22)%	(8.16)%	(8.82)%	(3.07)%
S&P 500 Total Return Index ***	5.95%	16.00%	33.69%	10.31%

Comparison of the Change in Value of a $10,000 Investment

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-390-0440.

** Inception date is January 15, 2010.

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Top Ten Industries			% of Net Assets
Oil & Gas			21.0%
Computers			11.1%
Commodity Funds			8.2%
Internet			6.7%
Debt Funds			6.6%
Telecommunications			6.3%
Equity Funds			5.9%
Commercial Services			5.8%
Semiconductors			5.4%
Office/Business Equipment			3.3%
Other *			15.0%
Cash & Cash Equivalents			4.7%
			100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

* Other industry weightings represent 3.1% or less in the following industries: Beverages, Consumer, Currency, Forest Products and Paper, Mining, Miscellaneous Manufacturing, Pharmaceuticals, Real Estate Investment Trusts and Software.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS
December 31, 2012
Shares		Value

	COMMON STOCK - 69.0%
	BEVERAGES - 2.3%
93,000	SkyPeople Fruit Juice, Inc. *	$ 186,930

	COMMERCIAL SERVICES - 5.8%
20,000	Clean Energy Fuels Corp. *	249,000
331,100	Hooper Holmes, Inc. *	131,447
129,988	Rainmaker Systems, Inc. *	94,891
		475,338
	COMPUTERS - 11.1%
475	Apple, Inc.	253,189
15,000	Cisco Systems, Inc.	294,750
16,000	Dell, Inc.	162,080
1,000	International Business Machines Corp. +	191,550
		901,569
	CONSUMER - 0.5%
5,000	Nutrisystem, Inc.	40,950

	FOREST PRODUCTS & PAPER - 1.0%
1,000	Domtar Corp.	83,520

	INTERNET - 6.7%
400	Google, Inc. - Cl. A *	283,748
13,000	Yahoo! Inc. *	258,700
		542,448
	MINING - 3.1%
2,000	Silver Wheaton Corp.	72,160
69,500	Sprott Resource Lending Corp.	107,725
4,000	Yamana Gold, Inc.	68,840
		248,725

	OFFICE/BUSINESS EQUIPMENT - 3.3%
39,000	Xerox Corp.	265,980

	OIL & GAS - 17.6%
50,000	Advantage Oil & Gas Ltd. *	162,000
4,000	Canadian Oil Sands Ltd.	81,360
1,000	ConocoPhillips	57,990
194,301	Constellation Energy Partners LLC *	229,275
2,500	Devon Energy Corp.	130,100
13,000	Enerplus Corp.	168,480
1,200	Occidental Petroleum Corp.	91,932
40,000	Pengrowth Energy Corp.	198,800
10,825	PostRock Energy Corp. *	16,021
3,800	Texas Pacific Land Trust	203,034
66,942	US Energy Corp. Wyoming *	100,413
		1,439,405
	PHARMACEUTICALS - 2.7%
6,800	Bristol-Myers Squibb Co.	221,612

	REAL ESTATE INVESTMENT TRUSTS - 1.6%
5,000	Mack-Cali Realty Corp.	130,550

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2012
Shares		Value

	SEMICONDUCTORS - 5.4%
23,000	Micron Technology, Inc. *	$ 146,050
8,500	OmniVision Technologies, Inc. *	119,680
250	Samsung Electronics Co. Ltd. - GDR	176,250
		441,980
	SOFTWARE - 1.6%
5,000	Microsoft Corp.	133,650

	TELECOMMUNICATIONS - 6.3%
6,000	AT&T, Inc.	202,260
7,125	Telecom Argentina SA - ADR	81,083
5,400	Verizon Communications, Inc.	233,658
		517,001

	TOTAL COMMON STOCK (Cost - $6,190,175)	5,629,658

	CLOSED-END FUNDS - 14.7%
	DEBT FUNDS - 6.6%
11,000	Aberdeen Global Income Fund, Inc.	156,860
13,252	Cohen & Steers Infrastructure Fund, Inc.	248,475
7,900	First Asset Diversified Convertible Debenture Fund	131,693
		537,028
	COMMODITY FUND - 2.1%
8,000	Central Fund of Canada Ltd. - Cl. A	168,240

	EQUITY FUND - 2.6%
17,357	S&P Quality Rankings Global Equity Managed Trust	212,450

	OIL & GAS FUND - 3.4%
11,382	Tortoise MLP Fund, Inc.	278,973

	TOTAL CLOSED-END FUNDS (Cost - $1,065,735)	1,196,691

	EXCHANGE TRADED FUNDS - 11.3%
	COMMODITY FUNDS - 6.1%
3,000	ETFS Physical Silver Shares *	90,180
1,714	Global X Lithium ETF	24,648
7,000	PowerShares DB Agriculture Fund *	195,650
13,000	Sprott Physical Gold Trust *	184,730
		495,208
	CURRENCY & CASH FUND - 1.9%
6,000	WisdomTree Dreyfus Chinese Yuan Fund	153,180

	EQUITY FUND - 3.3%
2,500	iPath S&P 500 VIX Short-Term Futures ETN *+	79,475
5,500	ProShares Short Dow30 *	189,200
		268,675

	TOTAL EXCHANGE TRADED FUNDS (Cost - $984,288)	917,063

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2012
Principal Amount		Coupon Rate (%)	Maturity	Value

	BONDS & NOTES - 0.3%
	MISCELLANEOUS MANUFACTURING - 0.3%
$ 250,000	Eastman Kodak Co. *^ (Cost - $224,688)	7.0000	4/1/2017	$ 27,500

	TOTAL INVESTMENTS - 95.3% (Cost - $8,464,886) (a)			$ 7,770,912
	OTHER ASSETS AND LIABILITIES - NET - 4.7%			386,019
	TOTAL NET ASSETS - 100.0%			$ 8,156,931

* Non-Income producing security.
+ All or part of these securities were held as collateral for written call options as of December 31, 2012.

 ^ Represents issuer in default on interest payments and is therefore considered a non-interest producing security. On January 19, 2012, Eastman Kodak filed for bankruptcy protection, and previously accrued interest has been written off.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
MLP - Master Limited Partnership

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including call options written, is $8,636,010 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation			$ 531,960
	Unrealized depreciation			(1,399,699)
	Net unrealized depreciation			$ (867,739)

Contracts **
				Value
	CALL OPTIONS WRITTEN
4	International Business Machines Corp., January 2013, Call @ $195			$ 916
25	iPath S&P 500 VIX Short-Term Futures ETN, January 2013, Call @ $38			1,725
	TOTAL CALL OPTIONS WRITTEN - (Premiums received - $3,729) (a)			$ 2,641

** Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS
Investment securities:
At cost	$ 8,464,886
At value	$ 7,770,912
Cash	604,982
Receivable for securities sold	44,829
Dividends and interest receivable	8,213
Prepaid expenses	7,887
TOTAL ASSETS	8,436,823

LIABILITIES
Payable for investments purchased	243,110
Option contracts written (Premiums received $3,729)	2,641
Fund shares repurchased	15
Investment advisory fees payable	2,409
Distribution (12b-1) fees payable	2,443
Fees payable to other affiliates	6,682
Accrued expenses and other liabilities	22,592
TOTAL LIABILITIES	279,892
NET ASSETS	$ 8,156,931

Net Assets Consist Of:
Paid in capital	$ 9,120,027
Accumulated net investment loss	(148,219)
Accumulated net realized loss from investments, options written
and foreign currency transactions	(121,973)
Net unrealized depreciation on investments, options written,
and foreign currency translations	(692,904)
NET ASSETS	$ 8,156,931

Net Asset Value Per Share:
Class A Shares:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	910,421
Net asset value (Net Assets divided by Shares Outstanding)
and redemption price per share	$ 8.96
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$ 9.51

(a)

On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (Net of $6,137 foreign taxes withheld)	$ 167,003
Interest	6,540
TOTAL INVESTMENT INCOME	173,543

EXPENSES
Investment advisory fees	129,384
Administrative services fees	39,091
Distribution (12b-1) fees	30,190
Accounting services fees	26,999
Transfer agent fees	26,952
Registration fees	15,055
Audit fees	15,502
Legal fees	10,525
Compliance officer fees	14,001
Printing and postage expenses	7,006
Custodian fees	5,510
Trustees' fees and expenses	6,016
Non 12b-1 shareholder services fees	2,985
Insurance expense	341
Other expenses	2,492
TOTAL EXPENSES	332,049
Fees waived by the Advisor	(94,887)
NET EXPENSES	237,162

NET INVESTMENT LOSS	(63,619)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(104,134)
Options written	39,935
Foreign currency	140
Net realized loss from investments, options written and foreign currency transactions	(64,059)

Distributions of realized gains from underlying investment companies	1,195

Net change in unrealized appreciation (depreciation) from:
Investments	(81,625)
Options written	(3,355)
Foreign currency translations	(56)
Net change in unrealized appreciation (depreciation) from investments, options written and foreign currency translations	(85,036)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	(147,900)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (211,519)

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
OPERATIONS
Net investment loss	$ (63,619)	$ (85,962)
Net realized gain (loss) from investments, options
written, and foreign currency transactions	(64,059)	305,391
Distributions of realized gains from underlying investment
companies	1,195	17,039
Net change in unrealized appreciation (depreciation) on investments,
options written and foreign currency translations	(85,036)	(1,233,078)
Net Decrease in Net Assets Resulting From Operations	(211,519)	(996,610)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(23,780)	-
From net realized gains	(63,805)	(347,022)
Net decrease in net assets from distributions to shareholders	(87,585)	(347,022)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	152,700	179,640
Net asset value of shares issued in reinvestment of distributions
to shareholders	70,698	345,010
Payments for shares redeemed	(339,919)	(404,960)
Net increase (decrease) in net assets from shares of beneficial interest	(116,521)	119,690

TOTAL DECREASE IN NET ASSETS	(415,625)	(1,223,942)

NET ASSETS
Beginning of Year	8,572,556	9,796,498
End of Year*	$ 8,156,931	$ 8,572,556
* Includes accumulated net investment loss of:	$ (148,219)	$ (7,415)

SHARE ACTIVITY
Class A Shares:
Shares Sold	16,124	17,772
Shares Reinvested	7,803	37,098
Shares Redeemed	(36,540)	(40,254)
Net increase (decrease) in shares of beneficial interest outstanding	(12,613)	14,616

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A
		Year Ended	Year Ended	Period Ended
		December 31,	December 31,	December 31,
		2012	2011	2010 (1)

Net Asset Value, Beginning of Period		$ 9.29	$ 10.78	$ 10.00
Income (loss) from investment operations:
	Net investment loss (2)	(0.07)	(0.10)	(0.14)
	Net realized and unrealized
	gain (loss) on investments	(0.16)	(1.00)	1.19
Total from investment operations		(0.23)	(1.10)	1.05

Less distributions from:
	Net investment income	(0.03)	-	-
	Net realized gains	(0.07)	(0.39)	(0.27)
Total from distributions		(0.10)	(0.39)	(0.27)

Net Asset Value, End of Period		$ 8.96	$ 9.29	$ 10.78

Total return (3)		(2.53)%	(10.19)%	10.52%	(4)

Ratios/Supplemental Data
	Net assets, end of period (000s)	$ 8,157	$ 8,573	$ 9,796

	Ratio of gross expenses to average net assets (5)	3.85%	3.64%	4.09%	(6)
	Ratio of net expenses to average net assets (5)	2.75%	2.75%	2.75%	(6)
	Ratio of net investment loss to average net assets (5,7)	(0.74)%	(0.91)%	(1.39)%	(6)
	Portfolio Turnover Rate	88%	146%	124%	(4)

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)

Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads.  Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Not annualized.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying
	investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments
	in which the Fund invests.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

1.

ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund currently offers Class A shares only. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Option contracts listed on a securities exchange or board of trade (not including Index options) for which market quotations are readily available shall be valued at the last reported sales price or, in the absence of a sale, at the last reported bid price on the valuation date. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

Fair Value Team and Valuation Process - This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2012 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 5,629,658	$ -	$ -	$ 5,629,658
Closed - End Funds	1,196,691	-	-	1,196,691
Exchange Traded Funds	917,063	-	-	917,063
Bonds & Notes	-	27,500	-	27,500
Total	$ 7,743,412	$ 27,500	$ -	$ 7,770,912

Liabilities *	Level 1	Level 2	Level 3	Total
Call Options Written	$ (2,641)	$ -	$ -	$ (2,641)
Total	$ (2,641)	$ -	$ -	$ (2,641)

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions and related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2010-2011) or expected to be taken for the Fund’s 2012 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $7,441,383 and $6,265,852, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  Written and purchased options are non-income producing securities. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. The net change in unrealized appreciation/(depreciation) on options written was $(3,355) as of the period end and is included in the line marked “Net change in unrealized appreciation/(depreciation) from Options written” on the Statement of Operations.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

For the year ended December 31, 2012, the Fund had net gains of $39,935, which is included in net realized gain from options written in the Statement of Operations. The derivative instruments outstanding as of December 31, 2012 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume activity for the Fund.

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the year ended December 31, 2012, were as follows:

Written Call Options
	Number of Contracts	Premium Received
Options outstanding, beginning of year	171	$ 19,178
Options written	644	72,698
Options exercised	(439)	(47,927)
Options expired	(345)	(33,695)
Options closed	(2)	(6,525)
Options outstanding, end of year	29	$ 3,729

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Investment Partners Asset Management, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the year ended December 31, 2012 the Advisor waived fees of $94,887.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's operating expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.75% of average daily net assets for Class A. If Fund operating expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows: $107,271 expiring on December 31, 2013, $83,850 expiring on December 31, 2014, and $94,887 expiring on December 31, 2015.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the year ended December 31, 2012, pursuant to the Plan, Class A shares paid $30,190.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares.  The Distributor is an affiliate of GFS.  During the year ended December 31, 2012, the Distributor did not receive underwriting commissions for sales of Class A shares.

During the year ended December 31, 2012, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund.  The trades were cleared through Pershing LLC. For the year ended December 31, 2012, T.R. Winston & Company received $18,466 in trade commissions.

Effective April 1, 2012, with the approval of the Board, each fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.  Previously, each fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.  Each fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.   None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following periods was as follows:

Fiscal Year Ended December 31, 2012				Fiscal Year Ended December 31, 2011
Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Total
$ 78,601	$ 8,585	$ 399	$ 87,585	$ 162,038	$ 184,984	$ 347,022

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

As of December 31, 2012, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Post October & Late Year Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
$ -	$ -	$ (75,211)	$ (20,128)	$ (867,757)	$ (963,096)

The difference between book basis and tax basis unrealized depreciation, undistributed ordinary income and undistributed long-term gains is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open section 1256 contracts and tax adjustments for partnerships, real estate investment trusts and passive foreign investment companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $15,164.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $4,964.

At December 31, 2012, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Short-Term	Long-Term	Total	Expiration
$ -	$ 75,211	$ 75,211	Non-Expiring

Permanent book and tax differences, primarily attributable to the tax treatment of distributions and foreign currency gains, and adjustments for partnerships, real estate investment trusts and grantor trusts, resulted in reclassification for the period ended December 31, 2012 as follows:

Paid in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments, Options Written and Foreign Currency Transactions
$ (399)	$ (53,405)	$ 53,804

6. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, (“ASU”), related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

7. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Investment Partners Opportunities Fund

and the Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Investment Partners Opportunities Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the "Fund"), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period January 15, 2010 (commencement of operations) through December 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Partners Opportunities Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended and the period January 15, 2010 (commencement of operations) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

March 1, 2013

Investment Partners Opportunities Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2012

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Investment Partners Opportunities Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	07/01/2012	12/31/2012	07/01/2012 – 12/31/2012*
Actual	$1,000.00	$ 984.30	$13.72
Hypothetical (5% return before expenses)	$1,000.00	$1,011.31	$13.90

*    Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Investment Partners Opportunities Fund

RENEWAL OF ADVISORY AGREEMENT (Unaudited)

December 31, 2012

Renewal of Advisory Agreement – Investment Partners Opportunity Fund*

In connection with a meeting held on June 20, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Investment Partners Asset Management, Inc. (“Investment Partners” or the “Adviser”) and the Trust, on behalf of Investment Partners Opportunity Fund (the “Fund”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Adviser’s, research capabilities, the experience of its Fund management personnel and the resources available to the Adviser.  They noted that there had been no changes in key portfolio management personnel in the last year, nor any material changes proposed to the advisory services to be rendered.  The Board noted that there had been no material compliance issues or concerns in the past 12 months regarding the funds managed by the Adviser’s management team.  The Trustees concluded that the Adviser has provided a level of service consistent with the Board’s expectations.

Performance.  With respect to Investment Partners, the Trustees reviewed the performance and noted the recent, 1 year under performance.  They next considered the information provided by Investment Partner’s adviser describing the strategy and reasons for the underperformance, and the Morningstar Main Category – Market Neutral report and discussed the comparison of the category performance as compared to the adviser’s performance.  The Board concluded that given the asset classes Investment Partners is invested in, and that the adviser is market neutral; i.e., no correlation to the S&P, the absolute performance, and relative to the benchmark, is reasonable.

Fees and Expenses.  As to Investment Partners, the Board noted that the management fee is at the higher end of the peer group, and is high relative to the benchmark fees, but that it is lower than the management fee charged by the adviser to its private fund. Mr. Wolf noted that Investment Partners has an expense cap in place.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the services the Fund has received and is expected to continue to receive from its adviser, and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale.  The Board considered whether, given the current size of the Fund, economies of scale had been reached.  The Trustees concluded that, based on the current size of the Fund, economies of scale had not been reached at this time.  The Trustees noted that, as the Fund grows, the Adviser intends to reduce its management fee; thereby passing the benefits of economies of scale on to shareholders.  After discussion, the Board’s consensus was that, as the Fund continues to grow, the issue of economies of scale should be revisited.

Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the Adviser. The Board also considered whether the Adviser benefits from other activities related to the Fund, and noted that the Adviser intends to have the Fund maintain a 12b-1 fee to cover marketing expenses and custodian fees.  The Trustees also noted that the Advisor has agreed to waive a portion of its advisory fee and reimburse the Fund for certain expenses, through an expense limitation agreement to be in effect until at least April 30, 2013. The Trustees concluded that because of the Fund’s expense limitation agreement and its expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not excessive.

Investment Partners Opportunities Fund

RENEWAL OF ADVISORY AGREEMENT (Unaudited)

December 31, 2012

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, concluded that the advisory fee was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the fund.

    Investment Partners Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	96	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	103

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	103	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

    Investment Partners Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	96	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

    Investment Partners Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-390-0440.

12/31/12 – NLFT V2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440

INVESTMENT ADVISOR

Investment Partners Asset Management, Inc.

One Highland Avenue

Metuchen, NJ 08840

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $14,000

2011 - $13,500

2010 - $13,500

(b)

Audit-Related Fees

2012 -  None

2011 -  None

2010 -  None

(c)

Tax Fees

2012 - $2,000

2011 - $2,000

2010 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

2010 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $2,000

2011 - $2,000

2010 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date  03/05/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date     03/05/2013

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

03/05/2013